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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 8, 2002




                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)




           TEXAS                        0-8493                   74-1051605
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


        2707 NORTH LOOP WEST
            HOUSTON, TEXAS                                        77008
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700


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Item 5. OTHER EVENTS.

On May 8, 2002, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's fiscal 2002 first quarter earnings release and conference call schedule.

Item 7. EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED MAY 8, 2002, TITLED STEWART & STEVENSON ANNOUNCES FISCAL 2002 FIRST QUARTER EARNINGS RELEASE AND CONFERENCE CALL SCHEDULE.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                           STEWART & STEVENSON SERVICES, INC.



Date:  May 8, 2002         By:  /s/ Carl B. King
                                    Name: Carl B. King
                                    Title: Senior Vice President and Secretary


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EXHIBIT INDEX

Company Press Release dated May 8, 2002, titled Stewart & Stevenson Announces Fiscal 2002 First Quarter Earnings Release and Conference Call Schedule.